Commitments and Contingencies	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 5 – Commitments and Contingencies

Capital Lease Obligations

In the fourth quarter of 2013, the Company purchased and upgraded equipment, from non-related third parties, investing approximately $3.5 million. In December 2013, the Company sold the equipment to a related party leasing company, Impact Engineering, AS. Simultaneously, the equipment package was leased back to Eco-Stim Energy Solutions Argentina SA (formerly known as Tango Rock SA), a subsidiary of the Company, as a capital lease for a 60-month period with payments beginning in January of 2014. The Company agreed to prepay one year of payments in the amount of approximately $1.0 million and maintain a balance of no less than six months of prepayments until the final six months of the lease. These prepayments were made prior to December 31, 2013. Further rent payments are $81,439 per month and commenced on January 31, 2014. The final six months prepaid is shown as other non-current assets in the condensed consolidated balance sheets with a balance of $488,633.

The minimum present value of the lease payments is $3.2 million with a sixty-month term and implied interest of 14%. The next five years of lease payments are:

Capital Lease Payments
2014	$488,633
2015	977,267
2016	977,267
2017	977,267
2018	977,267
Total Future Payments	4,397,701
Less debt discount due to warrants	(315,753)
Less amount representing interest	(1,148,550)
2,933,398
Less current portion of capital lease obligations	(557,244)
Capital lease obligations, excluding current installments	$2,376,154

Contracts

On May 1, 2014, the Company entered into an agreement with Fotech to purchase equipment and secure exclusive rights to market, sell, utilize and distribute such equipment in Argentina and Mexico (the “Exclusive Purchase Agreement”). Under the Exclusive Purchase Agreement, the Company agreed to purchase proprietary distributed acoustic recording systems, which record and process acoustic and temperature signals from oil and gas wells using fiber optic technology. The agreement called for the purchase of $500,000 in equipment and provided an additional $500,000 payment for the exclusivity previously described. The equipment was delivered in the second quarter of 2014 and will be used to fulfill the Company’s obligations with customers requesting field management services based on down-hole well diagnostics.

On May 22, 2014, the Company signed a contract to provide its technology focused well stimulation and completion services to an exploration and production company in the Neuquén province of Argentina. Under the terms of the agreement, this customer will exclusively utilize Eco-Stim’s well stimulation services. The exclusive agreement extends into 2015 and 2016 for the customer’s full work program. The work is scheduled to begin in the third quarter of 2014, subject to certain conditions. On August 10, 2014, the majority of the equipment the Company will use to perform this contract arrived into the Port of Zarate in Argentina.